PHJW DRAFT
                                                                         7/26/99


                                 AMENDMENT NO. 1
                                       TO
                                 LOAN AGREEMENT

                        ---------------------------------


     AMENDMENT NO. 1 (this "Amendment No. 1") dated as of July 26, 1999 to the Loan Agreement (defined below) by and among ELAMEX, S.A. DE C.V. ("Borrower"), a corporation duly organized and existing under the laws of the United Mexican States ("Mexico"), THE OTHER CREDIT PARTIES SIGNATORY HERETO, GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("GE Capital"), COMERICA BANK ("Comerica") (GE Capital and Comerica each hereinafter referred to as a "Lender" and collectively as the "Lenders"), GE Capital as agent (in such capacity, "Agent") and Comerica as collateral agent (in such capacity, the "Collateral Agent").

                                    RECITALS

     A. Borrower, the Credit Parties, Agent, the Collateral Agent and the Lenders are parties to that certain Loan Agreement dated as of July 15, 1999 (as amended, modified or supplemented, the "Loan Agreement"), pursuant to which the Lenders have agreed to make a term loan to the Borrower.

     B. The parties to the Loan Agreement have agreed that the Loan Agreement be amended as set forth herein and each such party is willing to agree to such amendments subject to the terms and conditions hereinafter set forth.

     C. Section 10.1 of the Loan Agreement provides that the Loan Agreement may be amended by the written consent of Agent, the Collateral Agent and the Lenders.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1 RELATION TO THE LOAN AGREEMENT;
          DEFINITIONS.

     1.1 Relation to Loan Agreement. This Amendment No. 1 constitutes an integral part of the Loan Agreement.

     1.2 Capitalized Terms. For all purposes of this Amendment No. 1, capitalized terms used herein without definition shall have the meanings specified in the Loan Agreement, as said agreement shall be in effect on the Amendment No. 1 Effective Date after giving effect to this Amendment No. 1.

SECTION 2 AMENDMENTS TO THE LOAN AGREEMENT.

     2.1 Amendment to Recitals of the Loan Agreement. Recitals A and B of the Loan Agreement are amended by deleting them in their entirety and replacing them with the following:

          A. The purpose of this Agreement is to provide to Borrower term loans (the "Loans") up to the aggregate principal amount of U.S.$20,000,000 (the "Maximum Loan Amount").

          B. Borrower desires to obtain the Loans from the Lenders, and the Lenders are willing to provide the Loans all in accordance with the terms of this Agreement.

     2.2 Amendment to Section 1.1 of the Loan Agreement. Section 1.1 of the Loan Agreement is amended by deleting it in its entirety and replacing it with the following:

          1.1 The Loans. (a) The Lenders agree, on the terms and conditions hereinafter set forth, to make Loans to Borrower, the principal amount of which in the aggregate at no time shall exceed the Maximum Loan Amount, and each such Loans shall be made by Lenders as follows:

               (i) an initial advance (the "Initial Loan") of FIFTEEN MILLION DOLLARS (U.S.$15,000,000) to be made to Borrower by the Lenders on the Funding Date subject to the applicable conditions precedent set forth in Section 2.2; and

               (ii)  subject to Section  2.3 below,  a future  advance or future advances (each, a "Subsequent Loan") up to the Borrowing Availability; provided that each Subsequent Loan shall be for a minimum amount of TWO MILLION FIVE HUNDRED THOUSAND DOLLARS (U.S.$2,500,000) or multiples thereof.

          (b) Each of the Loans made hereunder shall be evidenced by, and be repayable in accordance with the terms of, a Note delivered to each Lender, on or before the Funding Date or Advance Date, as the case may be, in the principal face amount of such Lender's portion of such Loan dated as of the Funding Date or Advance Date, as the case may be.

     2.3 Amendment to Section 1.2 of the Loan Agreement. Section 1.2 of the Loan Agreement is amended as follows: all references to the term "Loan" shall be deemed to be references to the term "Loans."

     2.4 Amendments to Section 1.3 of the Loan Agreement. Section 1.3 of the Loan Agreement is amended as follows: all references to the term "Loan" shall be deemed to be references to the term "Loans."

     2.5 Amendments to Section 1.4 of the Loan Agreement. Section 1.4 of the Loan Agreement is amended by deleting it in its entirety and replacing it with the following:

          1.4 Single Obligation. The Loans and all of the other Obligations of Borrower to Agent, Collateral Agent and the Lenders shall constitute one general obligation of Borrower secured by all of the Collateral.

     2.6 Amendment to Section 1.5 of the Loan Agreement. Section 1.5 of the Loan Agreement is amended by deleting it in its entirety and replacing it with the following:

          1.5 Interest.

               (a) Borrower shall pay interest to the Lenders on the aggregate outstanding balance of each Loan at a floating rate equal to (i) LIBOR plus three percent (3.00%) per annum from and including the initial funding date of such Loan to and including the Initial Maturity Date;


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

          and (ii) LIBOR plus three and 50/100 percent (3.50%) from the Initial Maturity Date through and including August 1, 2000 (in each case, the "Term Loan Rate").

               (b) Interest shall be payable on the outstanding balance of each Loan in arrears on each Interest Payment Date, the Maturity Date and, if any amounts hereunder remain outstanding, upon demand of Agent.

               (c) All computations of interest shall be made by the Lenders on the basis of a three hundred sixty (360) day year, in each case for the actual number of days occurring in the period for which such interest is payable.

               (d) Effective upon the occurrence of any Default and for so long as any Default shall be continuing, the Term Loan Rate shall, upon notice by Agent to Borrower, be increased by three percentage points (3.0%) per annum (the "Default Rate"), and all outstanding Obligations, including unpaid interest shall continue to accrue interest from the date of such Default at the Default Rate applicable to such Obligations; provided, however, that the Default Rate shall not accrue for the first fifteen (15) days following a breach of Sections 3.12 and 3.20(b).

               (e) In no event will the Lenders charge interest at a rate that exceeds the highest rate of interest permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable. Amounts paid or to be collected by any Lender in excess of interest calculated at the highest rate permitted by law will be applied by such Lender as provided for in Section 1.9.

               (f) Borrower may select the duration of each LIBOR Period for all Loans after the initial LIBOR Period so long as Agent has received irrevocable written notice from Borrower of such selection not later than 10:00 a.m. (New York time) three (3) Business Days before the expiration of the then current LIBOR Period. Borrower's failure to timely select a new LIBOR Period to be applicable to the Loans shall be deemed to have selected a three (3) month LIBOR Period. Agent promptly shall notify each Lender of any notice by Borrower made under this Section 1.5(f), or if such notice is not timely received, Agent promptly will notify each Lender of the applicable LIBOR Period.




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

               (g) If LIBOR becomes unavailable and Borrower and the Lenders cannot reach agreement as to an alternate rate, the Obligations hereunder will become due and payable in full, on the last Business Day of the then current LIBOR Period.

     2.7 Amendment to Section 1.8 of the Loan Agreement. Section 1.8 of the Loan Agreement is amended as follows: all references to the term "Note" shall be deemed to be references to the term "Notes."

     2.8 Amendment to Section 1.9 of the Loan Agreement. Section 1.9 of the Loan Agreement is amended as follows: all references to the term "Loan" shall be deemed to be referenced to the term "Loans."

     2.9 Amendment to Section 1.10 of the Loan Agreement. Section 1.10 of the Loan Agreement is amended as follows: all references to the term "Loan" shall be deemed to be referenced to the term "Loans."

     2.10 Amendment to Section 1.13 of the Loan Agreement. Section 1.13 of the Loan Agreement is amended as follows: all references to the term "Loan" shall be deemed to be referenced to the term "Loans."

     2.11 Amendment to Section 1.15 of the Loan Agreement. Section 1.15 of the Loan Agreement is amended as follows: all references to the term "Loan" shall be deemed to be referenced to the term "Loans."

     2.12 Amendment to Section 2.2 of the Loan Agreement. Section 2.2 of the Loan Agreement is amended by deleting it in its entirety and replacing it with the following:

          2.2 Conditions to the Initial Loan. The Lenders shall have no obligation to make the Initial Loan until, and shall make the Initial Loan when, each of the following conditions shall have been satisfied (the "Funding Date"); provided, however, that the Funding Date shall have occurred within thirty (30) days of the Effective Date;

               (a)  the Effective Date shall have occurred;




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




               (b) immediately before and after giving effect to the Initial Loan, no Default or Event of Default shall have occurred and be continuing;

               (c) the representations and warranties of Borrower and each other Credit Party contained in this Agreement and the other Loan Documents shall be true and correct on and as of the Funding Date;

               (d) no Material Adverse Effect shall have occurred since the Effective Date;

               (e) the Acquisition shall have been consummated and in accordance with all applicable laws, and:

                    (i)  Borrower  shall have  delivered to Agent a complete and correct copy, certified as such by an appropriate officer of Borrower, of the Stock Purchase Agreement, together with all schedules, exhibits, amendments, supplements, modifications, assignments and all other documents delivered pursuant thereto or in connection therewith (collectively, the "Acquisition Documents"), which Acquisition Documents shall not differ in any material adverse respect from those delivered on the Effective Date;

                    (ii) the Stock Purchase Agreement shall be in full force and effect, and not terminated, rescinded and withdrawn, and in compliance with all applicable laws;

                    (iii) no Credit Party and no other Person party to the Stock
               Purchase Agreement shall be in default in the performance or compliance with any provisions thereof;

                    (iv) all requisite approvals (including, but not limited to,
               Hart-Scott-Rodino clearance) by Governmental Authorities having jurisdiction over Sellers (as defined in the Stock Purchase
               Agreement), any Credit Party and other Persons referenced therein, with respect to the transactions contemplated by the Stock Purchase Agreement, shall have been obtained, and no such approvals shall impose any conditions to the consummation of the transactions contemplated by the Stock Purchase Agreement or to the conduct by any Credit Party of its business thereafter;

                    (v) to the best of each Credit  Party's  knowledge,  none of the Sellers' (as defined in the Stock Purchase Agreement) representations or warranties in the Stock Purchase Agreement shall contain any untrue statement of a material fact or omit any fact necessary to make the statements therein not misleading; and

                    (vi) each of the  representations  and  warranties  given by each applicable Credit Party in the Stock Purchase Agreement shall be true and correct in all material respects;

               (f) Agent and the Collateral Agent shall have received the following:

                    (i) the  Pledge  Agreement  in the form of  Exhibit C hereto pledging to the Collateral Agent the Pledged Shares for the benefit of the Lenders pursuant to Section 6.1;

                    (ii) evidence that the Pledge Agreement has been duly authorized by all necessary corporate action;

                    (iii) the Pledged Shares,  accompanied by appropriate  stock powers and/or any other instruments, documents or agreements necessary to validate the pledge of the Pledged Shares to the Collateral Agent;

                    (iv) an  opinion  of  counsel  to  Elamex  USA,  in form and substance satisfactory to Agent and the Collateral Agent, addressed to Agent, the Collateral Agent and the Lenders opining on the enforceability of the Pledge Agreement; and

                    (v) such other approvals,  opinions,  documents or materials as Agent or the Collateral Agent may reasonably request in connection with the Pledge Agreement;

               (g) Agent on behalf of the Lenders shall have received a duly executed Note to the order of each Lender;

               (h) Agent shall have received from Precision Tool, all duly executed agreements, documents or instruments required by Agent or the


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

          Lenders pursuant to which Precision Tool agrees to be bound as a Credit Party by the applicable terms and conditions of this Agreement;

               (i) Agent shall have received an acknowledgment by CT Corporation System of its acceptance of appointment as Precision Tool's agent for service of process;

               (j) Agent shall have received environmental audit reports (including, without limitation, Phase 1, Phase 2 and Remedies environmental reports) concerning Precision Tool in scope and substance satisfactory to Agent and the Lenders;

               (k) (Reserved);

               (l) Agent shall have received evidence satisfactory to it that the insurance policies provided for in Section 3.18 are in full force and effect with respect to Precision Tool;

               (m) Agent shall have received evidence satisfactory to Agent and each Lender of payment by Borrower of the Funding Date Closing Fee and all other fees, costs, and expenses (including, but not limited to, traveling expenses and fees of counsel to Agent and the Lenders presented as of the Funding Date) to the extent then due and payable as of the Funding Date; provided, however, that nothing contained in this Section 2.2 shall relieve Borrower from its obligation under this Agreement to pay for Fees and all other fees (including, but not limited to, fees of counsel to Agent and the Lenders), costs and expenses arising or invoiced after the Funding Date;

               (n) Agent shall have received evidence satisfactory to Agent and each Lender that the bank accounts set forth in Supplemental Disclosure Schedule (3.19) exist and are subject to the agreements (including the Collateral Account Service Agreement, the Pledged Account Agreement (Operating Account) and the Pledged Account Agreement (Reserve Account)) and conditions set forth in Article 6 hereof;



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


               (o) Agent shall have received evidence satisfactory to it that Borrower has directed all Receivable Obligors to make all payments on Receivables directly to the Collateral Account;

               (p) [Reserved];

               (q) Agent shall have received the Payment Source Agreement duly executed by Borrower and the other parties thereto before a Mexican notary public;

               (r) Agent shall have received in form and substance satisfactory to it and each Lender, (i) an opinion of special Mexican counsel to Borrower and the Mexican Subs, (ii) opinion(s) from special U.S. counsel to the Credit Parties with respect to such matters as Agent may request including without limitation matters relating to U.S. Federal and New York state law;

               (s) the face value of Borrower's Eligible Receivables as of the Funding Date as determined by Agent (in its sole discretion) shall be greater than U.S.$4,000,000;

               (t) Agent shall have received such other approvals, opinions, supplements to Disclosure Schedules, documents or other materials as Agent, the Collateral Agent or any Lender may request; and

               (u) funding of the Initial Loan shall not cause the Collateral Value to be less than 1.2.

     2.13 Amendment to Article 2 of the Loan Agreement. Article 2 to the Loan Agreement is amended by adding the following Section 2.3.

          2.3  Additional   Conditions   Precedent  to  Subsequent   Loans.  The
          obligation of the Lenders to make a Subsequent Loan hereunder, is subject to the following conditions precedent:

          2.13.1 Agent shall have received, at least five (5) Business Days before the intended Advance Date, (with sufficient copies for each of the Lenders) the following documents from Borrower, each of which shall be in form and substance satisfactory to Agent and Lenders:


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


                    (i) a notice  of  borrowing  specifying  the  amount  of the requested Subsequent Loan and the intended Advance Date, which notice of borrowing shall be irrevocable;

                    (ii) a certificate of Borrower that all  representations and warranties of the Credit Parties contained herein are true and correct in all material respects as of its date of delivery to Agent and committing to Agent and the Lenders that, unless they have received a written notice to the contrary (a "Contrary Notice") on or before the Advance Date, such representations and warranties shall be true and correct in all material respects as of the Advance Date for such Subsequent Loan with the same effect as though such representations and warranties had been made on and as of such date;

                    (iii) Promissory Note(s) in an aggregate amount of such Subsequent Loan duly executed by Borrower and the Guarantors to the appropriate Lenders (to each in the amount of its portion of such Subsequent Loan); and

                    (iv) such other  documents or agreements as Agent or Lenders reasonably may require.

          2.13.2 after giving  effect to the making of the  Subsequent  Loan and unless disclosed in a Contrary Notice (i) all representations and warranties made by each Credit Party herein shall be true and accurate in all material respects on the date of the Subsequent Loan with the same effect as though such representations and warranties had been made on and as of such date, and (ii) no Default or Event of Default shall have occurred and be continuing on such date;

          2.13.3 unless disclosed in a Contrary Notice, no Material Adverse Effect shall have occurred since the Funding Date or the last Advance Date;

          2.13.4 after giving effect to the making of such Subsequent Loan, the aggregate principal amount of all Loans made hereunder shall not exceed the sum of the Commitments then in effect of all the Lenders; and

               (e) Agent shall have received evidence satisfactory to Agent and each Lender of payment by Borrower of Fees, all other fees, costs, and expenses (including, but not limited to, traveling expenses and fees of counsel to Agent and the Lenders presented as of the Advance Date)


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

          to the extent then due and payable as of such Advance Date; provided, however, that nothing contained in this Section 2.3 shall relieve Borrower from its obligation under this Agreement to pay any Fees, all other fees (including, but not limited to, fees of counsel to Agent and the Lenders), costs and expenses arising or invoiced after such Advance Date.

          If any other term of any Loan Document should conflict, or appear to conflict, with this Article 2, the terms of this Article 2 shall control, and Borrower shall have no rights under this Agreement or any other Loan Document until each of the conditions of this Article 2 has been complied with to Agent's and each Lender's satisfaction or specifically waived in a writing by the Lenders (and acknowledged by Agent) identifying by section number the condition to be waived and the specific circumstance with respect to which the condition is waived.

     2.14 Amendment to the Introductory Paragraph in Article 3 of the Loan Agreement. The introductory paragraph of Article 3 of the Loan Agreement is amended as follows: all references to the term "Loan" shall be deemed to be references to the term "Loans."

     2.15 Amendment to Section 3.10 of the Loan Agreement. Section 3.10 of the Loan Agreement is amended as follows: all references to the term "Loan" shall be deemed to be references to the term "Loans."

     2.16 Amendment to Section 3.14 of the Loan Agreement. Section 3.14 of the Loan Agreement is amended as follows: all references to the term "Loan" shall be deeded to be references to the term "Loans."

     2.17 Amendment to Section 3.16 of the Loan Agreement. Section 3.16 of the Loan Agreement is amended as follows: all references to the term "Loan" shall be deemed to be references to the term "Loans."

     2.18 Amendment to Article 4 of the Loan Agreement. Article 4 of the Loan Agreement is amended by adding the following Section 4.4:

          4.4 Final Audit Report of Precision Tool. Within thirty (30) days of the Funding Date, Borrower shall deliver a complete copy of the final audit report of Precision Tool prepared in connection with the Acquisition together with a copy of any separate communications from


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

          the auditors to Borrower's management and/or board of directors in relation to its final audit report or the Acquisition, and the financial statements on which the final audit report has been prepared.

     2.19 Amendment to Section 6.1 of the Loan Agreement. Section 6.1 of the Loan Agreement is amended as follows: all references to the term "Loan" shall be deemed to be references to the term "Loans."

     2.20 Amendment to Section 6.6 of the Loan Agreement. Section 6.6 of the Loan Agreement is amended by deleting it in its entirety and replacing it with the following:

          6.6 Minimum Collateral Value: The Collateral Value shall not be less than 1.2 times the outstanding principal amount of the Loans on any date of determination thereof (the "Minimum Collateral Value"). In the event the Collateral Value, on any date of determination thereof, is less than the Minimum Collateral Value, Borrower shall, within five
          (5) days, deposit into the Reserve Account the funds necessary to cause the Collateral Value to be equal to the Minimum Collateral Value. In the event that the Collateral Value, on any date of determination thereof, is greater than the Minimum Collateral Value, Borrower may (i) subject to Section 1.1 and Section 2.3, request a Subsequent Loan; provided that after giving effect to such Subsequent Loan, the Collateral Value will not be less than the Minimum Collateral Value; or (ii) request that Agent instruct the Collateral Agent to deposit into the Operating Account, the "Excess Funds" on deposit in the Reserve Account, if any. For the purposes of this
          Section 6.6, "Excess Funds" shall mean any funds on deposit in the Reserve Account, the withdrawal of which, would not cause the Collateral Value to be less than the Minimum Collateral Value.

     2.21 Amendment to Section 7.1(b) of the Loan Agreement. Section 7.1(b) of the Loan Agreement is amended by deleting it in its entirety and replacing it with the following:

          (b) Any Credit Party shall fail or neglect to perform, keep or observe any of the covenants, promises, agreements, requirements, conditions or other terms or provisions contained in this Agreement (including, but not limited to, Section 4.4 hereof) or any of the other Loan Documents, regardless of whether such breach involves a covenant,


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

          promise, agreement, condition, requirement, term or provision with respect to any Credit Party that has not signed this Agreement; or

     2.22 Amendment to Section 7.1(n) of the Loan Agreement. Section 7.1(n) of the Loan Agreement is amended by deleting the period at the end of such section and replacing it with "; or".

     2.23 Amendment to Section 7.1 of the Loan Agreement. Section 7.1 of the Loan Agreement is amended by adding the following Section 7.1(o):

               (o) the relevant Governmental Authorities for the State of Kentucky take any judicial, administrative or any other action with respect to possible ground water contamination in connection with the property commonly known as 6901 Preston Highway in Louiseville, Kentucky.

     2.24 Amendment to Section 7.2(a) of the Loan Agreement. Section 7.2(a) of the Loan Agreement is amended as follows: all references to the term "Loan" shall be deemed to be references to the term "Loans."

     2.25 Amendment to Section 10.1 of the Loan Agreement. Section 10.1 of the Loan Agreement is amended as follows: all references to the term "Loan" shall be deemed to be references to the term "Initial Loan."

     2.26 Amendment to Section 10.11(b) of the Loan Agreement. Section 10.11(b) of the Loan Agreement is amended as follows: all references to the term "Note" shall be deemed to be references to the term "Notes."

     2.27 Amendment to Annex A to the Loan Agreement. Annex A to the Loan Agreement is amended deleting it in its entirety and replacing it with Exhibit A to this Amendment No. 1.

     2.28 Amendment to Schedule A to the Loan Agreement. (a) Schedule A to the Loan Agreement is amended by deleting the definitions of "Commitment," "Excess Withholding Taxes," "Interest Payment Date," "LIBOR Period," "Take-Out Financing" and "Termination Date" and replacing them with the following.

          "Commitment" means as to any Lender, the commitment of such Lender with respect the Loans as set forth on Annex A to this Agreement.




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




          "Excess Withholding Taxes" means any withholding taxes, or any portion thereof, which would not have been imposed but for (a) failure by any Lender (i) to provide to Borrower upon request of Borrower, and if and when required under applicable law, a letter specifying that the Lenders are the effective beneficiary of the interest payments hereunder and under the Notes, as set forth in the "Resolution that Establishes General Rules and Other Provisions of a Tax Nature for 1999" (Resolucion que Establece Reglas Generales y Otras Disposiciones de Caracter Fiscal para el ano de 1999) or any equivalent general rules in effect thereafter while this Agreement shall remain in full force and effect, (ii) following a reasonable written request of Borrower to complete and file with the appropriate governmental authority, or to provide to Borrower such forms, certificates, information, applications or declarations prescribed by any such law, rule or regulation enacted or issued by Mexico or any political subdivision thereof or authority therein, or a double taxation treaty to which Mexico is a party that are a precondition for a reduction of or exemption from such Taxes to which any Lender is entitled (provided, that such Lender shall be under no obligation to provide any information to Borrower which it deems, in such Lender's judgment, to be confidential or legally or commercially prejudicial to such Lender), or (iii) to use its reasonable commercial efforts to maintain its status as a Registered Entity; or (b) the participation or assignment of the Loans or any portion thereof to an entity which is not a Mexican bank or a Registered Entity at the time of such participation or assignment or which subsequently fails to comply with the provisions of clauses (a)(i) through (a)(iii) above as applicable to any Lender.

          "Interest Payment Date" means the last day of each LIBOR Period applicable to the Loans.

          "LIBOR Period" means each period commencing on a LIBOR Business Day and ending one (1) or three (3) months thereafter as selected by Borrower pursuant to Section 1.5(f); provided that the foregoing provision relating to LIBOR Periods is subject to the following:

               (a) the initial LIBOR Period for each Initial Loan shall commence on the Funding Date and shall end three (3) months thereafter (the "Initial Interest Payment Date"); the initial LIBOR Period for any

          Subsequent Loan shall commence on the Advance Date for such Loan and shall end on the Initial Interest Payment Date;

               (b) if any LIBOR Period would otherwise end on a day that is not a LIBOR Business Day, such LIBOR Period shall be extended to the next succeeding LIBOR Business Day unless the result of such extension would be to carry such LIBOR Period into another calendar month in which event such LIBOR Period shall end on the immediately preceding LIBOR Business Day;

               (c) any LIBOR Period that would otherwise extend beyond the Maturity Date shall end on the Maturity Date; and

               (d) any LIBOR Period that begins on the last LIBOR Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such LIBOR Period) shall end on the last LIBOR Business Day of a calendar month. "Loan"shall mean the Initial Loan or any Subsequent Loan; "Loans" means collectively, the Initial Loan and any Subsequent Loan(s).

          "Take-Out Financing" shall mean any subsequent refinancing of the Loans that may be provided by the Lenders on or before July 31, 2000, which refinancing each Lender shall provide subject to its sole and absolute discretion after obtaining internal credit approval.

          "Termination Date" shall mean the date on which the Loans and any other Obligations under the Agreement are paid in full, in cash, and Borrower shall have no further right to borrow any moneys or obtain other credit extensions or financial accommodations under the Agreement.

     (b) Schedule A to the Loan Agreement is amended by adding the following definitions in alphabetical order.

          "Advance Date" shall mean for any Subsequent Loan, the LIBOR Business Day on which the conditions precedent set forth in Section 2.3 are met or waived in writing by the Agent and the Lenders and such Subsequent Loan is made.

          "Borrowing Availability" shall mean the lesser of (A) the Maximum Loan Amount or (B) the positive sum of, on any date of determination thereof, the Collateral Value minus the Minimum Collateral Value.

          "Initial Loan" shall have the meaning assigned thereto in Section 1.1(a).

          "Initial  Maturity  Date" shall have the meaning  assigned  thereto in
          Section 1.2(a).

          "Subsequent Loan" shall have the meaning assigned thereto in Section 1.1(b).

     2.29 Amendment to Schedule C to the Loan Agreement. Schedule C to the Loan Agreement is amended as follows: references to the term "Loan" shall be deemed to be references to the term "Loans."

SECTION 3 CONDITIONS TO EFFECTIVENESS OF CERTAIN PROVISIONS.

     3.1 Amendment Effective Date. The provisions of Section 2 of this Amendment No. 1 shall become effective as of the date on which each of the following conditions shall have been satisfied or waived by Agent, the Collateral Agent or the Lenders signing this Amendment No. 1 (the "Effective Date"):

          (a) Execution of Counterparts. Counterparts of this Amendment No. 1 shall have been executed and delivered by each of the Credit Parties, Agent, the Collateral Agent and the Lenders.

          (b) Proceedings, Instruments, etc. All proceedings and actions taken on or prior to the Effective Date in connection with the transactions contemplated by this Amendment No. 1 and all instruments incident thereto shall be in form and substance satisfactory to Agent and the Lender and their special counsel, and Agent and its special counsel shall have received copies of all documents that it or they may request in connection with such proceedings, actions and transactions, in each case in form and substance satisfactory to Agent and its special counsel.

SECTION 4 REPRESENTATIONS AND WARRANTIES OF THE CREDIT PARTIES.

To induce each Lender to enter this Amendment No. 1, each Credit Party represents and warrants to Agent and each Lenders as follows:

     4.1 Corporate Proceedings; Validity of Amendment. Each of the Credit Parties has taken all corporate action necessary to be taken by it to authorize the execution and delivery of this Amendment No. 1. This Amendment No. 1 has been duly executed and delivered by each Credit Party and constitutes the legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms.

     4.2 No Default or Event of Default. After giving effect to the amendments set forth in Section 2 of this Amendment No. 1, no event has occurred and no condition exists which constitutes a Default or an Event of Default under the Loan Agreement or the Loan Documents.

     4.3 No Material Adverse Effect. There has not occurred, since the Effective Date (as defined in the Loan Agreement), a Material Adverse Effect, and the execution of this Amendment No. 1 shall not cause a Material Adverse Effect to occur.

     4.4 Ratification and Confirmation of Credit Agreement. The Loan Agreement and all other Loan Documents and all representations, warranties, terms and conditions therein remain in full force and effect, and each Credit Party hereby confirms and ratifies each of the provisions of the Loan Agreement and the other Loan Documents.

SECTION 5 MISCELLANEOUS.

     5.1 Cross-References. References in this Amendment No. 1 to any Section are, unless otherwise specified, to such Section of this Amendment No. 1.

     5.2 Successors and Assigns. This Amendment No. 1 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     5.3 Counterparts. This Amendment No. 1 may be executed simultaneously in two or more counterparts, each of which shall be deemed to be an original but all of which shall constitute together but one and the same instrument.

     5.4 GOVERNING LAW. THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

     5.5 Expenses. The Borrower agrees to pay all expenses of Agent, the Collateral Agent and the Lenders in connection with the transactions contemplated by this Amendment No. 1 (including, without limitation, the reasonable fees and expenses of counsel for Agent, the Collateral Agent and the Lenders).

IN WITNESS WHEREOF, this Amendment No. 1 has been duly executed as of the date first written above.


                         ELAMEX, S.A DE C.V.

                         By:   /s/ Carlos D. Martens

                         Name: Carlos D. Martens

                         Title:Vice-President and Chief Financial Officer


                         GENERAL ELECTRIC CAPITAL
                         CORPORATION, as Agent

                         By:   /s/ Gordon J. Smith

                         Name: Gordon J. Smith

                         Title:Chief Financial Officer


                         COMERICA BANK, as Collateral Agent

                         By:   /s/ Juan C. Sanchez

                         Name: Juan C. Sanchez

                         Title:Assistant Vice President


                         GENERAL ELECTRIC CAPITAL
                         CORPORATION, as Lender

                         By:   /s/ Gordon J. Smith

                         Name: Gordon J. Smith

                         Title:Chief Financial Officer


                         COMERICA BANK, as Lender

                         By:   /s/ Juan C. Sanchez

                         Name: Juan C. Sanchez

                         Title:Assistant Vice President


     The undersigned are signatories to this Amendment No. 1 in their capacity as Credit Parties and not as a Borrower. Each of the undersigned who also are Guarantors hereby: (i) acknowledge and consent to the execution, delivery and performance of this Amendment No. 1; (ii) confirm the truth and validity of the representations and warranties set forth herein, to the extent such representations an warranties pertain to the undersigned, respectively, and
(iii) ratify and agree to perform the covenants and agreements set forth in this Amendment No. 1, to the extent such covenants and agreements specifically pertain to the undersigned, respectively.

                         ELAMEX DE JUAREZ, S.A. DE C.V.


                         By:   /s/ Carlos D. Martens

                         Name: Carlos D. Martens

                         Title:Vice-President and Chief Financial Officer



                         ELAMEX DE NUEVO LAREDO, S.A. DE C.V.


                         By:   /s/ Carlos D. Martens

                         Name: Carlos D. Martens

                         Title:Vice-President and Chief Financial Officer



                         ELAMEX DE OCCIDENTE, S.A. DE C.V.


                         By:   /s/ Carlos D. Martens

                         Name: Carlos D. Martens

                         Title:Vice-President and Chief Financial Officer


                         ELECTRONICA ALCAZAR, S.A. DE C.V.


                         By:   /s/ Carlos D. Martens

                         Name: Carlos D. Martens

                         Title:Vice-President and Chief Financial Officer


                         MANUFACTURAS DE TAMAULIPAS, S.A. DE C.V.


                         By:   /s/ Carlos D. Martens

                         Name: Carlos D. Martens

                         Title:Vice-President and Chief Financial Officer


                         MANUFACTURAS DE NORESTE, S.A. DE C.V.


                         By:   /s/ Carlos D. Martens

                         Name: Carlos D. Martens

                         Title:Vice-President and Chief Financial Officer


                         ELAMEX USA, CORP.


                         By:   /s/ Carlos D. Martens

                         Name: Carlos D. Martens

                         Title:Vice-President and Chief Financial Officer

                       LIST OF EXHIBITS TO AMENDMENT NO. 1


Exhibit A     Annex A

                                    Exhibit A


                                     ANNEX A


                                   COMMITMENTS


Lenders

General Electric Capital Corporation    Initial Loan:       U.S.$7,500,000

                                        Subsequent Loan(s): U.S.$2,500,000
                                                            (in the aggregate)

                                        Commitment:         U.S.$10,000,000

Comerica Bank                           Initial Loan:       U.S.$7,500,000

                                        Subsequent Loan(s): U.S.$2,500,000
                                                            (in the aggregate)

                                        Commitment:         U.S.$10,000,000